                                                                    Exhibit 10.6

                                   EXHIBIT D
                                   ---------

                   FORM OF INDEMNIFICATION ESCROW AGREEMENT
                   ----------------------------------------


     This ESCROW AGREEMENT (the "Agreement") is made and entered into as of _______________, 1998, by and among Monroe, Inc., a Delaware corporation ("Monroe"), Robert Q. Crane, an individual (the "Stockholder Representative"), ____________________ (the "Escrow Agent"), and the parties identified as the Merkert Stockholders on the signature pages hereto, with reference to the following facts:

     A. Pursuant to the terms and conditions of a Stock Purchase Agreement (the "Purchase Agreement") dated as of May ___, 1998, by and among Monroe, Merkert Enterprises, Inc., a Massachusetts corporation, Eugene F. Merkert and the Merkert Stockholders, Monroe has agreed to acquire all of the issued and outstanding capital stock of Merkert Enterprises, Inc. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

     B. Under the terms of the Purchase Agreement, Monroe is entitled to indemnification under certain circumstances as set forth in Section 10 of the Purchase Agreement.

     C. The purpose of this Agreement is to provide for the deposit into escrow of shares of Monroe's common stock, par value $.01 per share ("Monroe Common Stock"), pursuant to Section 1.9 of the Purchase Agreement to secure, in part, the indemnification obligations of the Merkert Stockholders under Section 10 of the Purchase Agreement.

     NOW, THEREFORE, based on the above premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   Appointment of Escrow Agent and Stockholder Representative;
          -----------------------------------------------------------
Indemnification.
---------------

          1.1  Escrow Agent.  The Escrow Agent is hereby appointed as escrow
               ------------
agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment on the terms set forth herein.

          1.2  Stockholder Representative.  The Stockholder Representative is
               --------------------------
hereby appointed as agent and representative of the Merkert Stockholders for the purposes set forth herein, and the Stockholder Representative accepts such appointment on the terms set forth herein.

          1.3  Indemnification.  The Merkert Stockholders have agreed to
               ---------------
indemnify and hold harmless Monroe pursuant to Section 10 of the Purchase Agreement. The Escrowed Shares (as defined in Section 2.1 hereof) shall secure, in part, the indemnification obligations of the Merkert Stockholders in the manner provided in this Agreement.

     2.   Escrow of Shares.
          ----------------

          2.1  Escrowed Shares: Proportionate Interest.  In accordance with
               ---------------------------------------
Section 1.9 of the Purchase Agreement, on the Closing Date (which date shall be set forth in a certificate of Monroe delivered to the Escrow Agent), Monroe, on behalf of the Merkert Stockholders, shall deposit with the Escrow Agent a number of shares of Monroe Common Stock (the "Escrowed Shares") equal to (a) $3,583,124 divided by (b) the price at which shares of Monroe Common Stock will be sold to the public in the initial underwritten public offering of shares of Monroe Common Stock (the "IPO Price"). Each Merkert Stockholder shall thereby contribute a number of shares of Monroe Common Stock pro rata based upon the ratio that the number of shares of common stock of Merkert Enterprises, Inc., par value $.01 per share ("Merkert Common Stock") held by such Merkert Stockholder bears to the total number of shares of Merkert Common Stock held by all Merkert Stockholders immediately prior to the Closing. Such pro rata interest shall be referred to as such Merkert Stockholder's "Proportionate Interest." Although the Escrowed Shares shall be issued in the name of the Escrow Agent or its nominee, all Escrowed Shares shall be held by the Escrow Agent for the benefit of the Merkert Stockholders. If during the term of this Agreement there is declared a stock dividend or stock split, all securities thereby issuable with respect to the Escrowed Shares shall be deposited hereunder and shall be deemed "Escrowed Shares" for the purposes of this Agreement. If during the term of this Agreement there is paid to the Escrow Agent any dividends in cash or other property (other than securities) in respect of the Escrowed Shares, such dividends shall be paid currently by the Escrow Agent to the Merkert Stockholders in accordance with each Merkert Stockholder's Proportionate Interest. The Escrowed Shares shall be held for the benefit of the Merkert Stockholders and disbursed by the Escrow Agent in accordance with the terms of this Agreement. The parties agree that for federal income tax purposes, the Merkert Stockholders will own the Escrowed Shares as of the Closing Date.

          2.2  Voting of Escrowed Shares.  The Escrowed Shares held by the
               -------------------------
Escrow Agent pursuant to this Agreement shall be deemed issued and outstanding, shall appear as issued and outstanding on Monroe's balance sheet, and shall be legally outstanding under applicable state law. With respect to any matter on which stockholders of Monroe have a right to vote, the Escrow Agent, upon receipt of written notices to such effect, on behalf of the Merkert Stockholders, acting at the written direction of such stockholders, shall exercise the right to vote, or not vote, all Escrowed Shares (or any portion thereof); provided, however, that the Escrow Agent shall at the expense of
          -----------------
Monroe and the Merkert Stockholders promptly forward, or cause to be forwarded, copies of any proxies, proxy statements and other soliciting materials which it receives to the Merkert Stockholders, and shall vote the applicable portion of the Escrowed Shares in accordance with any written instructions timely received by the

Escrow Agent from any Merkert Stockholder. Absent any such written instructions, the Escrow Agent shall not vote any Escrowed Shares.

          2.3  Escrowed Shares Nontransferable.  The Merkert Stockholders'
               -------------------------------
interest in this Agreement and the Escrowed Shares (prior to the disbursement thereof) may not be transferred, except by operation of law, intestacy, devise or descent.

     3.   Application of Escrowed Shares.  The Escrowed Shares shall be held in
          ------------------------------
escrow under the terms of this Agreement and released by the Escrow Agent upon the following terms:

          3.1  Joint Instructions.  Upon joint written notice and instruction
               ------------------
from Monroe and the Stockholder Representative that the Escrowed Shares, or any portion thereof, should be disbursed, the Escrow Agent shall make such disbursement in accordance with the directions set forth in such joint written notice and instruction.

          3.2  Indemnification Claim.  If at any time, or from time to time, on
               ---------------------
or before the later of (i) the first (lst) anniversary of the Closing Date and
(ii) the date on which the Escrow Agent receives from Monroe or the Stockholder Representative a certificate certifying that full and final settlements with the IRS and the DOR of all matters relating to the Audits have been reached (such later date, the "Termination Date"), Monroe delivers to the Escrow Agent written notice (an "Indemnification Notice") and a copy thereof pursuant to Section 4.1 hereof asserting that Monroe is entitled to indemnification under Section 10 of the Purchase Agreement, which Indemnification Notice shall state the basis and amount of such indemnification claim, then the Escrow Agent shall disburse to Monroe, on the thirtieth (30th) day following receipt by the Escrow Agent of the Indemnification Notice, a number of the Escrowed Shares equal to (a) the amount of such claim divided by (b) the IPO Price (subject to appropriate adjustment after the Closing Date for any stock split or stock dividend with respect to Monroe Common Stock, or any combination or reclassification of the Monroe Common Stock into a greater or smaller number of shares), as certified by Monroe; provided, however, that each Stockholder may elect to pay its respective portion
-----------------
of such indemnification claim, in accordance with its respective Proportionate Interest, in cash in lieu of Escrowed Shares (each, an "Electing Stockholder"). In the event of any such election, Monroe and the Stockholder Representative shall provide joint written notice and instructions to the Escrow Agent to deliver to each Electing Stockholder a number of the Escrowed Shares, equal to
(x) the amount of the cash payment that was made by such Electing Stockholder in respect of such claim divided by (y) the IPO Price (subject to appropriate adjustment after the Closing Date for any stock split or stock dividend with respect to Monroe Common Stock, or any combination or reclassification of the Monroe Common Stock into a greater or smaller number of shares), as certified by Monroe (the "Cash Option"). Notwithstanding the foregoing, if the Escrow Agent receives written notice from the Stockholder Representative prior to such thirtieth (30th) day that a dispute exists with respect to such indemnification claim (a "Dispute Notice"), which Dispute Notice shall state the basis of such dispute and the number of Escrowed Shares, if any, as to which no dispute exists, the Escrow Agent shall continue to hold the Escrowed Shares that are in dispute (but shall disburse to Monroe the number of Escrowed Shares as to which no dispute exists) until directed otherwise pursuant to Section 3.3 hereof. Monroe and the Stockholder Representative shall deliver a joint written notice to the Escrow Agent setting forth the Termination Date.

          3.3  Dispute of Indemnification Claim.  If the Escrow Agent timely
               --------------------------------
receives a Dispute Notice, the Escrow Agent shall retain the Escrowed Shares in dispute until the first to occur of the following:

               3.3.1 the date on which the Escrow Agent receives joint written instructions from Monroe and the Stockholder Representative, in which case the Escrow Agent shall disburse the Escrowed Shares (or applicable portions thereof) as set forth in such joint written instructions;

               3.3.2 the date on which the Escrow Agent receives a final order of a court of competent jurisdiction (the "Indemnity Award") resolving the dispute, in which case the Escrow Agent shall disburse the Escrowed Shares (or applicable portions thereof) as set forth in the Indemnity Award; or

               3.3.3 the date which is four years and 364 days after the Closing Date.

          3.4  Automatic Disbursement on Termination Date.  If, on the
               ------------------------------------------
Termination Date, there are Escrowed Shares remaining undisbursed and not subject to an Indemnification Notice received by the Escrow Agent, the Escrow Agent shall disburse (upon receipt of proper stock certificates from Monroe's transfer agent) such Escrowed Shares to the Merkert Stockholders in accordance with each Merkert Stockholder's Proportionate Interest.

          3.5  Fractional Shares.  No fractional shares shall be issued under
               -----------------
this Agreement to any of the Merkert Stockholders. Any payment which would result in the disbursement of a fractional share of Monroe Common Stock shall be rounded to the nearest whole share.

          3.6  Payment of Indemnification Claims; Valuation of Monroe Common
               -------------------------------------------------------------
Stock.  Whenever this Agreement provides that the Escrow Agent may or shall
-----
disburse Escrowed Shares to Monroe, the Escrow Agent shall deliver to the transfer agent for the Escrowed Shares the stock certificate representing such Escrowed Shares and the transfer agent shall deliver to the Escrow Agent one stock certificate representing the number of shares to be delivered to Monroe and another stock certificate representing the balance of Escrowed Shares remaining. The Escrow Agent shall then deliver to Monroe a stock certificate representing the appropriate number of Escrowed Shares determined in accordance with the next sentence. The number of Escrowed Shares disbursed to satisfy an indemnification claim by Monroe shall be equal to the number of Escrowed Shares (rounded to the nearest whole share) determined as follows: (i) the amount of Losses with respect to which Monroe is entitled to indemnification under Section 10 of the Purchase Agreement and as to which the Escrow Agent has received an Indemnification Notice for which a Dispute Notice is not timely delivered or, if so delivered, the dispute has been resolved in accordance with Section 3.3 hereof divided by (ii) the IPO Price, subject to appropriate adjustment after
       ----------
the Closing Date for any stock split or stock dividend with respect to Monroe Common Stock, or any combination or reclassification of the Monroe Common Stock into a greater or smaller number of shares, as certified by Monroe. Except as set forth in Section 3.2 with respect to the Cash Option, the Merkert Stockholders shall not have the right to substitute other property for the Escrowed Shares with respect to the satisfaction of any indemnification claims secured hereby.

     4.   Communications with Stockholder Representative.
          ----------------------------------------------

          4.1  Notice of Indemnification Claims.  Monroe shall provide a copy of
               --------------------------------
any Indemnification Notice to the Stockholder Representative concurrently with the delivery thereof to the Escrow Agent.

          4.2  Additional Information Regarding Indemnification Claims.  Within
               -------------------------------------------------------
five (5) business days after receiving a request therefor from the Stockholder Representative, Monroe shall furnish the Stockholder Representative with such additional information relating to any claim made in an Indemnification Notice as he may reasonably request from time to time for the purpose of evaluating the merits of the claim for indemnification.

     5.   Scope of Undertaking.  The Escrow Agent shall have no responsibility
          --------------------
or obligation of any kind in connection with this Agreement and the Escrowed Shares, and shall not be required to deliver the same or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold, and make delivery of the Escrowed Shares as herein expressly provided or by reason of a judgment or order of a court of competent jurisdiction.

     6.   Knowledge and Sufficiency of Documents.  The Escrow Agent shall not be
          --------------------------------------
bound by or have any responsibility with respect to compliance with any agreement between any of the other parties hereto, including the Purchase Agreement, irrespective of whether the Escrow Agent has knowledge of the existence of any such agreement or terms and provisions thereof, the Escrow Agent's only duty, liability, and responsibility being to receive, hold and deliver the Escrowed Shares as herein provided. The Escrow Agent shall not be required in any way to determine the validity or sufficiency, whether in form or in substance, of the Escrowed Shares or the validity, sufficiency, genuineness or accuracy of any instrument, document, certificate, statement or notice referred to in this Agreement or contemplated hereby, or the adequacy of any security interest created hereunder; or the identity or authority of the persons executing the same, and it shall be sufficient if any writing purporting to be such instrument, document, certificate statement or notice is delivered to the Escrow Agent and purports on its face to be correct in form and signed or otherwise executed by the party or parties required to sign or execute the same under this Agreement.

     7.   Right of Interpleader.  Should any controversy arise between Monroe,
          ---------------------
on one hand, and the Stockholder Representative, on the other, or any other person, firm or entity, with respect to this Agreement, the Escrowed Shares, or any part thereof, or the right of any party or other person to receive the Escrowed Shares, or should such parties fail to designate another Escrow Agent as provided in Section 12 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right (but not the obligation) to (i) withhold delivery of the Escrowed Shares until the controversy is resolved as provided in Section 3.3 hereof or (ii) institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties hereto (the right of the Escrow Agent to institute such bill of interpleader, however, shall not be deemed to modify the manner in which the Escrow Agent is entitled to make disbursements of the Escrowed Shares as hereinabove set forth, other than to tender the Escrowed Shares into the registry of such court). Should a bill of interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation in any manner whatsoever on account of this Agreement or the Escrowed Shares, then as between themselves and the Escrow Agent, Monroe and the Merkert Stockholders, jointly and severally, hereby bind and obligate themselves, their successors, heirs, executors and assigns to pay the Escrow Agent its reasonable attorneys' fees and any and all other disbursements, expenses, losses, costs and damages of the Escrow Agent in connection with or resulting from such threatened or actual litigation. Notwithstanding the foregoing, as between themselves, Monroe and the Merkert Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 7.

     8.   Scope of Duties and Errors in Judgment.  It is expressly understood
          --------------------------------------
and agreed that the Escrow Agent shall be under no duty or obligation to give any notice, or to do or to omit the doing of any action or anything with respect to the Escrowed Shares, except to hold the same and to make disbursements in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, it is acknowledged and agreed that (i) no implied duties shall be read into this Agreement on the part of the Escrow Agent, and (ii) the Escrow Agent shall not be obligated to take any legal or remedial action which might in its judgment involve it in any expense or liability for which it has not been furnished acceptable indemnification. The Escrow Agent, its directors, officers and employees shall not be liable for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence.

     9.   Indemnity.  As between themselves and the Escrow Agent, Monroe and the
          ---------
Merkert Stockholders, jointly and severally, agree to indemnify the Escrow Agent against and hold the Escrow Agent and its officers, employees and directors harmless from any and all losses, costs, damages, expenses, claims, and attorney's fees and expenses suffered or incurred by the Escrow Agent as a result of, in connection with or arising from or out of the acts or omissions of the Escrow Agent in performance of or pursuant to this Agreement, except such acts or omissions as may result from the Escrow Agent's willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     Monroe and the Merkert Stockholders, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the distribution of Escrowed Shares under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent in any such distribution or other activities under this Agreement. Monroe and the Stockholder Representative undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments, or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. Monroe and the Merkert Stockholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties.

     Notwithstanding the foregoing, as between themselves, Monroe and the Merkert Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 9.

     10.  Consultation with Legal Counsel.  The Escrow Agent may consult with
          -------------------------------
its in-house counsel or other counsel satisfactory to it in respect to questions relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered, or omitted by the Escrow Agent in good faith upon the advice of such counsel. The Escrow Agent may act through its officers, employees, agents and attorneys.

     11.  Reimbursement of Expenses of the Escrow Agent.  The Escrow Agent shall
          ---------------------------------------------
be entitled to reimbursement from Monroe and the Merkert Stockholders of all its reasonable costs and expenses, including reasonable fees and expenses of legal counsel incurred by it in connection with the preparation, operating, administration and enforcement of this Agreement. The Escrow Agent shall be entitled to reimbursement on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. Notwithstanding the foregoing, as between themselves, Monroe and the Merkert Stockholders shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 11.

     12.  Resignation.  The Escrow Agent may resign upon 10 days' prior written
          -----------
notice to Monroe and the Stockholder Representative, and upon written instruction to Monroe and the Stockholder Representative, the Escrow Agent shall deliver the Escrowed Shares to any designated substitute Escrow Agent mutually agreeable to such parties. If Monroe and the Stockholder Representative fail to designate a substitute Escrow Agent within 10 days, the Escrow Agent, in its sole discretion and its sole option, either may (i) continue to hold the Escrowed Shares or (ii) institute a bill of interpleader as contemplated by
Section 7 hereof.

     13.  Compensation.  Monroe and the Merkert Stockholders covenant and agree,
          ------------
jointly and severally, to pay to the Escrow Agent the fee determined by the Escrow Agent, from time to time, to be applicable to this escrow and bear all costs and expenses incurred by the Escrow Agent in connection therewith. The Escrow Agent's fees, as in effect on the date hereof, are attached hereto as Schedule A. Without altering or limiting the joint and several liability of
----------
Monroe and the Merkert Stockholders hereunder, as between themselves, Monroe and the Merkert Stockholders agree that they shall each pay one-half of all amounts payable to the Escrow Agent pursuant to this Section 13.

     14.  [Intentionally Omitted]

     15.  Responsibilities of the Stockholder Representative.
          --------------------------------------------------

          15.1  General.  The Stockholder Representative has been designated by
                -------
the Merkert Stockholders to represent the Merkert Stockholders with respect to the Escrowed Shares pursuant to the terms of this Agreement. The duties of the Stockholder Representative hereunder shall be limited to the observance of the express provisions of this Agreement. The Stockholder Representative shall not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth or provided for herein or in the Purchase Agreement.

          15.2  Reimbursement of Expenses of the Stockholder Representative. The
                -----------------------------------------------------------
Merkert Stockholders shall reimburse the Stockholder Representative for reasonable out-of-pocket expenses incurred by the Stockholder Representative in the performance of his duties hereunder. During the period the Escrowed Shares are held in escrow under this Agreement, the reimbursement provided under this
Section 15.2 shall be from sources of funds other than the Escrowed Shares.

         15.3  Duties.  The Merkert Stockholders hereby authorize and direct
               ------
the Stockholder Representative to take all action necessary in connection with the implementation of this Agreement on behalf of the Merkert Stockholders, including, without limitation, giving and receiving all notices required to be given under this Agreement, settling any dispute arising hereunder and executing all such documents as the Stockholder Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement. All decisions and actions by the Stockholder Representative shall be binding upon all of the Merkert Stockholders, and no Merkert Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

         15.4  Reliance.  By their execution of this Agreement, the Merkert
               --------
Stockholders agree that (i) Monroe and the Escrow Agent shall be able to rely conclusively on the instructions and decisions of the Stockholder Representative as to any actions required or permitted to be taken by the Merkert Stockholders or the Stockholder Representative hereunder, and no party hereto shall have any cause of action against any other for any action taken in reliance upon the instructions or decisions of the Stockholder Representative, (ii) all actions, decisions and instructions of the Stockholder Representative shall be conclusive and binding upon all of the Merkert Stockholders and no Merkert Stockholder shall have any cause of action against the Stockholder Representative or any other person for any action taken, decision made or instruction given by the Stockholder Representative under this Agreement, except for gross negligence, breach of fiduciary duties owed to the Merkert Stockholders, fraud or willful breach of this Agreement by the Stockholder Representative and (iii) the provisions of this Section 15 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death, granted by the Merkert Stockholders to the Stockholder Representative and shall be binding upon the executors, heirs, legal representatives and successors of each Merkert Stockholder.

     16.  Change in the Stockholder Representative.  The Stockholder
          ----------------------------------------
Representative may be removed and a successor named in accordance with the terms of the Purchase Agreement. The Escrow Agent shall be promptly notified in writing of any such change in the Stockholder Representative.

     17.  Confidentiality.  All of the information provided by the parties to
          ---------------
this Agreement pursuant to this Agreement shall be deemed "Confidential Information" except to the extent that such information (i) was known to the receiving party prior to its receipt from the disclosing party, (ii) is or becomes part of the public domain through no fault of any party hereto or (iii) is disclosed by a party hereto to a third party that is legally free to disclose such information. Each of the parties to this Agreement agrees that, without the express written consent of the other parties hereto, it will (i) not use the Confidential Information for any purpose except as required to discharge its responsibilities under this Agreement; (ii) use reasonable efforts to prevent the disclosure or other dissemination of the Confidential

Information in its possession to any third party; and (iii) upon discharging its responsibilities under this Agreement, return or destroy any document in its possession containing any Confidential Information supplied by the other parties to this Agreement.

     18.  Miscellaneous.
          -------------

          18.1 Complete Agreement.  This Agreement and any documents referred to
               ------------------
herein (including, without limitation, the Purchase Agreement) or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

          18.2 Amendments and Waivers.  This Agreement may be amended, modified
               ----------------------
and supplemented, and compliance with any provision hereof may be waived, only by a writing signed by Monroe, the Escrow Agent and the Stockholder Representative.

          18.3 Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of Monroe, the Escrow Agent, the Merkert Stockholders and the Stockholder Representative and their respective successors and permitted assigns. Except as expressly provided in this Agreement, none of the parties may assign any of his or its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that Monroe
                                                --------  -------
may assign its rights under this Agreement in connection with a merger, consolidation or sale of substantially all of the assets of Monroe.

          18.4 Waivers Strictly Construed.  With regard to any power, remedy or
               --------------------------
right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

          18.5 Severability.  In case any one or more of the provisions
               ------------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          18.6 Termination.  Upon the final distribution of the Escrowed Shares
               -----------
pursuant to Section 3 hereof, this Agreement shall terminate. Anything contained herein to the contrary notwithstanding, the provisions of Sections 7, 9 and 17 shall remain in full force and effect following the termination of this Agreement.

          18.7 Notices.  All notices under this Agreement will be in writing and
               -------
will be delivered by personal service or facsimile or certified mail (or, if certified mail is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Copies of all notices shall be given to Monroe, the Stockholder Representative and the Escrow Agent; provided,
                                                                      --------
however, that the failure to give copies of such notice shall not render the
-------
notice invalid or unenforceable. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. Any notice transmitted by facsimile will be deemed given upon confirmation of receipt. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

          (a)  If to Monroe:

               Monroe, Inc.
               8 Cedar Street, Suite 54A
               Woburn, MA 01801
               Attn: President
               Facsimile:  (781) 933-3680

          (b)  If to the Stockholder Representative:

               Robert Q. Crane
               7 Mountview Road
               Wellesley Hills, MA 02180

               with a copy to:

               Zack Kosnitzky, P.A.
               100 S.E. 2nd Street, Suite 2800
               Miami, FL  33131
               Attn:  Thomas O. Wells, Esq.
               Facsimile:  (305) 539-1307

          (c)  If to the Escrow Agent:

               ___________________________
               ___________________________
               ___________________________
               ___________________________

          18.8  Governing Law. The rights and liabilities of the parties under
                -------------
this Agreement shall be governed by the laws of The Commonwealth of Massachusetts, regardless of the choice of laws provisions of such state or any other jurisdiction. Any litigation between the parties shall be conducted exclusively in the state or federal courts of Massachusetts, and each party consents to the exclusive jurisdiction of such courts for such purposes.

          18.9  Headings.  The headings in this Agreement are inserted only as a
                --------
matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Section.

          18.10 Force Majeure.  Neither Monroe, the Stockholder Representative
                -------------
nor the Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond their control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

          18.11 Reproduction of Documents.  This Agreement and all documents
                -------------------------
relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          18.12 Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [NEXT PAGE IS SIGNATURE PAGE]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              MONROE, INC.


                              ________________________________________________
                              James L. Monroe
                              President



                              _____________,as ESCROW AGENT


                              ________________________________________________
                              Name:
                              Title:


                              ________________________________________________
                              Robert Q. Crane, as Stockholder Representative


                              MERKERT STOCKHOLDERS:


                              _________________________________________________
                              Edward Cassorla


                              ________________________________________________
                              Kenneth D. Chipman


                              ________________________________________________
                              Robert Q. Crane


                              ________________________________________________
                              Manley J. Kiley, Jr.

                              ______________________________________
                              Gerald R. Leonard


                              EUGENE F. MERKERT 1984 REVOCABLE
                              TRUST


                              ______________________________________
                              Eugene F. Merkert, Trustee


                              EUGENE F. MERKERT 1991 CHARITABLE
                              REMAINDER UNITRUST


                              ______________________________________
                              Eugene F. Merkert, Trustee


                              MERKERT ENTERPRISES, INC. EMPLOYEE
                              STOCK OWNERSHIP TRUST


                              ______________________________________
                              James A. Schlindwein, as Trustee
                                 and not individually


                              ______________________________________
                              Sidney D. Rogers, Jr.


                              ______________________________________
                              Murray C. Rosen

                                   Schedule A
                                   ----------

                               ESCROW AGENT FEES
                               -----------------